SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 8, 2001


                           BIOPOOL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-17714                    58-1729436
(State or Other Jurisdiction        (Commission                (IRS Employer
   of Incorporation)                File Number)             Identification No.)


                              370 Interlocken Blvd.
                           Broomfield, Colorado 80021
                    (Address of Principal Executive Offices)

                                 (303) 474-2131
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Biopool International, Inc., d/b/a XTRANA Inc. (the "Registrant"), issued on February 8, 2001, announcing FDA clearance of the Registrant's MiniQuant(TM) D-dimer assay system. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

     Further reference is made to the press release of the Registrant issued on February 9, 2001, announcing the resignation of John H. Wheeler, the Registrant's Chief Executive Officer. A copy of the press release, which contains information meeting the requirements of this Item 5, is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1    Press Release of the  Registrant dated
                          February 8, 2001, announcing FDA clearance of the Registrant's MiniQuant(TM) D-dimer Assay System.

          Exhibit 99.2 Press Release of the Registrant dated February 9, 2001, announcing the resignation of John H. Wheeler.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 12, 2001                           BIOPOOL INTERNATIONAL, INC.



                                            By:
                                                 ------------------------
                                                 Timothy Dahltorp
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE NUMBER
-------                                                              -----------

99.1        Press Release of the Registrant Dated                         5
            February 8, 2001, Announcing FDA Clearance of the Registrant's MiniQuant(TM) D-dimer
            Assay System

99.2        Press Release of the Registrant Dated                         7
            February 9, 2001 Announcing the Resignation of John H. Wheeler


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